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                                                                    Exhibit 10.3


                         POST CLOSING MATTERS AGREEMENT

                  THIS POST CLOSING MATTERS AGREEMENT (this "AGREEMENT") is dated as of June 12, 2002 and is executed and delivered by PEREGRINE SYSTEMS, INC., a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (Parent and such Subsidiaries are referred to hereinafter each individually as a "BORROWER", and individually and collectively, jointly and severally, as the "BORROWERS"), and FOOTHILL CAPITAL CORPORATION, a California corporation in its capacity as Agent on behalf of the Lenders (in such capacity, together with its successors and assigns in such capacity, "AGENT") under that certain Loan and Security Agreement dated as of June 12, 2002 (the "LOAN AGREEMENT") by and among Borrowers, Agent and the Lenders from time to time a party thereto. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

                  Reference is made to that certain Revolving Credit Agreement dated as of October 29, 2001, by and among Parent, Existing Lender, and the other lending institutions from time to time a party thereto (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "EXISTING CREDIT AGREEMENT").

                  In consideration of the Advances, the Term Loan and additional extensions of credit to be made by Agent and the Lenders as of and after the date hereof in accordance with the terms of the Loan Agreement and the other documents and agreements contemplated thereby, and as an inducement to Agent and the Lenders to make such Advances, such Term Loan and to extend such credit, each Borrower agrees with Agent as follows:

                  1. REQUIRED ACTIONS. The delivery of the documents set forth on SCHEDULE A hereto and/or the taking of the actions set forth therein is waived by Agent as a condition precedent to the making of the initial Advance, the Term Loan or to otherwise extend credit under the Loan Agreement (to the extent set forth in SECTION 3.1 thereof); PROVIDED, HOWEVER, that in addition to the satisfaction of the conditions subsequent set forth in SECTION 3.2 of the Loan Agreement, Borrowers shall deliver to Agent such documents and/or take such actions in the manner, and within the respective periods, set forth in SCHEDULE A hereto. If Borrowers shall fail to comply in any respect with such requirements, each Borrower agrees that any such failure shall immediately constitute an Event of Default under the Loan Agreement.

                  2. BINDING ON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the Lender Group, and their respective successors and assigns.

                  3. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement.


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                  4.       GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY,
CONSTRUED UNDER AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS, AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS, OF THE STATE OF NEW YORK.

                  5. NO WAIVER. The waivers and consents contained in this Agreement are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement or any other Loan Document, and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of the Agent or the Lender Group, nor as a consent to any further or other matter, under the Loan Documents. No waiver, and no modification or amendment of any provision of this Agreement shall be effective unless specifically made in writing and duly signed by the party purportedly making such waiver.

                  6. COUNTERPARTS. This Agreement may be delivered by facsimile and executed in one or more counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which counterparts taken together shall constitute but one and the same Agreement.

                  7. TITLES. Paragraph and subparagraph titles, captions and headings herein are inserted only as a mater of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

                  8. ACKNOWLEDGMENT. Each Borrower affirms and acknowledges that this Agreement constitutes a Loan Document under the Loan Agreement and any reference to the Loan Documents under the Loan Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise specify.



                      [Balance of page Intentionally Blank]


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                  IN WITNESS WHEREOF, the undersigned have executed and
delivered this Agreement as of the date first written above.

                                        PEREGRINE SYSTEMS, INC.,
                                        a Delaware corporation


                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------

                                        PEREGRINE REMEDY, INC.,
                                        a Delaware corporation


                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------

                                        HARBINGER HOLDINGS, INC.,
                                        a California corporation


                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------

                                        PEREGRINE E-MARKETS, INC.,
                                        a Delaware corporation


                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------

                                        TELCO RESEARCH CORPORATION,
                                        a Tennessee corporation


                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------


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                                        PEREGRINE CONNECTIVITY, INC.,
                                        a Georgia corporation


                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------

                                        PEREGRINE DIAMOND, INC.,
                                        a Delaware corporation


                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------

                                        PEREGRINE CALIFORNIA PADRES, INC.,
                                        a Delaware corporation


                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------

                                        PEREGRINE ONTARIO BLUE JAYS, INC.,
                                        a Delaware corporation


                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------

                                        BALLGAME ACQUISITION CORPORATION,
                                        a Delaware corporation


                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------


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                                        OCTOBER ACQUISITION CORPORATION,
                                        a Delaware corporation


                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------

                                        PEREGRINE BODHA, INC.,
                                        a Delaware corporation


                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------

                                        PEREGRINE FEDERAL SYSTEMS, INC.,
                                        an Illinois corporation


                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------

                                        LORAN NETWORK SYSTEMS, LLC,
                                        a Delaware limited liability company


                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------


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                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation, as Agent


                                        By:
                                            ---------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------


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                                   SCHEDULE A

                  1. Within 1 Business Day of the Closing Date, Agent shall have received irrevocable escrow instructions from Parent to Brambles NSD, Inc. which are in form and substance reasonably satisfactory to Agent, have been duly executed and delivered by Borrower, and are in full force and effect.

                  2. Within 2 Business Day of the Closing Date, Agent shall have received either (a) a letter agreement by and between Agent and Existing Lender, which provides (among other things) that (i) Existing Lender consents to the consummation of the transactions contemplated by the Loan Agreement, (ii) Existing Lender waives any default of event of default existing under the Existing Credit Agreement (including without limitation any default or event of default under such credit agreement that would otherwise occur as a result of the consummation of the transactions contemplated by the Loan Agreement), (iii) Existing Lender shall not advance any additional funds to any Borrower, nor shall it issue any other letters of credit or extend any other financial accommodations for the benefit of any Borrower, whether under the Existing Credit Agreement or otherwise, and (iv) Existing Lender shall not act as the agent with respect to any loan, advance, or any other financial accommodation extended by any Person for the benefit of any Borrower, whether under the Existing Credit Agreement or otherwise, which letter agreement is in form and substance satisfactory to Agent, has been duly executed and delivered by Existing Lender, and is in full force and effect, or (b) the documents described in paragraph 3(a) of this Schedule A.

                  3. Within 5 Business Days of the Closing Date, Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed, and each such document shall be in full force and effect:

                           (a)      the Pay-Off Letter, together with UCC
termination statements and other documentation evidencing the termination by Existing Lender of its Liens in and to the properties and assets of Borrowers,

                           (b)      the Canadian Guaranty, and

                           (c)      With respect to the Stock certificates held
by Existing Lender, certificates representing 100% of the shares of Stock of Parent's Domestic Subsidiaries (other than ExchangeBridge, Inc.) and Canadian Obligors, 78% of the shares of the Stock of ExchangeBridge, Inc., and 65% of the shares of Stock of Borrowers' direct Subsidiaries that are CFCs, in each case with respect to Stock which is evidenced by a certificate as of the Closing Date, as well as stock powers with respect thereto endorsed in blank.

                  4. Within 5 Business Days of the Closing Date, Agent shall have received completed schedules to the Stock Pledge Agreement, which are in form and substance satisfactory to Agent in its discretion.


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                  5.       Within 5 Business Days of the Closing Date, Agent
shall have received such evidence as Agent shall require in its discretion that each of the Canadian Conditions shall have been satisfied.

                  6. Within 5 Business Days of the Closing Date, Agent shall have received (a) the applications for registration of not less than the Closing Date Required Library of all existing copyrights of the Obligors, and
(b) completed schedules to the Trademark Security Agreements and the Copyright Security Agreements which are in form and substance satisfactory to Agent in its discretion.

                  7. Within 5 Business Days of the Closing Date, Agent shall have received satisfactory evidence that Borrowers have established one or more operating accounts separate from their existing deposit accounts into which they receive the proceeds of their Accounts and other rights to payment.

                  8. Within 10 Business Days of the Closing Date, Agent shall have received (a) the Cash Management Agreements, and (b) such Control Agreements as Agent shall require in its discretion, each of which are in form and substance satisfactory to Agent in its discretion.

                  9. Within 10 Business Days of the Closing Date, Agent shall have received satisfactory evidence that all delinquent amounts (of approximately $3,300,000) owed to Borrower's lessors of its locations situate in San Diego, California (but only as to the leases for the three buildings currently occupied by Parent or any Borrower), Atlanta, Georgia, and Mountain View, California (but only as to the leases for the facilities currently occupied by Peregrine Remedy, Inc.), have been (or with the application of the proceeds of the Term Loan will be) paid.

                  10. Within 10 Business Days of the Closing Date, Agent shall have received Collateral Access Agreements with respect to the following locations: San Diego, California (but only as to the leases for the three buildings currently occupied by Parent or any Borrower), Atlanta, Georgia, and Mountain View, California (but only as to the leases for the facilities currently occupied by Peregrine Remedy, Inc.).

                  11. Within 10 Business Days of the Closing Date, Agent shall have received (i) a certificate from the Secretary of Loran Network Systems, LLC, a Delaware limited liability company ("Loran"), attesting to the resolutions of Loran's Board of Directors authorizing its execution, delivery, and performance of the Loan Agreement and the other Loan Documents to which Loran is a party and authorizing specific officers of Loran to execute the same, and (ii) copies of Loran's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Loran.

                  12. Within 10 Business Days of the Closing Date, Agent shall have received completed schedules to the Patent Security Agreements, which are in form and substance satisfactory to Agent in its discretion.


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                  13.      Within 30 days of the Closing Date, Agent shall have
received opinions of Obligors' counsel in form and substance reasonably satisfactory to Agent.

                  14. Within 30 days of the Closing Date, Agent shall have received the revised Disclosure Letter with all schedules referenced in the Loan Agreement, which is complete and is in form and substance reasonably satisfactory to Agent in its Permitted Discretion.

                  15. Within 30 days of the Closing Date, Agent shall have received (a) all Stock certificates of Parent and its Subsidiaries not held by Existing Lender, and (b) evidence that all Stock of Parent or any of its Subsidiaries consisting of uncertificated securities or securities in book entry form has either been registered or entered on the books of Parent or the applicable Borrower, as the case may be, in the name of Agent, for the benefit of the Lender Group, or that the security interest held by Agent, for the benefit of the Lender Group, has been otherwise perfected in accordance with applicable law.

                  16. Within 30 days of the Closing Date, Agent shall have received Amendment Number One to Software Escrow Agreement, which is in form and substance reasonably satisfactory to Agent, has been duly executed and delivered by each party thereto and is in full force and effect.

                  17. Within 30 days of the Closing Date, Agent shall have received satisfactory evidence (including a certificate of the chief financial officer of Parent) that all material tax returns required to be filed by Obligors have been timely filed and all material taxes upon Obligors or their properties, assets, income, and franchises (including Real Property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest.

                  18. Within 30 days of the Closing Date, Agent shall have received copies of each of (a) the Indenture, (b) the Obligors' standard form of software license agreement, and (c) the Obligors' standard forms of maintenance agreement, together with a certificate of the Secretary of Parent certifying such documents as being a true, correct, and complete copy thereof.


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